UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2025

Venture Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42486	93-3539083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 19th Street North, Suite 1500 Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 759-6740

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	VG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 27, 2025, in connection with the closing of the initial public offering (the “IPO”) by Venture Global, Inc. (the “Company”) of its Class A common stock, par value $0.01 per share (“Class A common stock”), described in the Registration Statement on Form S-1 (File No. 333-283964), as amended (the “Registration Statement”), the Company entered into an Amended and Restated Shareholders’ Agreement with certain stockholders identified therein (the “Amended and Restated Shareholders’ Agreement”).

A copy of the Amended and Restated Shareholders’ Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated by reference herein. The terms of the Amended and Restated Shareholders’ Agreement are substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Registration Statement and as described therein under “Certain Relationships and Related Party Transactions—Amended and Restated Shareholders’ Agreement,” which description is also incorporated herein by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

The information provided in Item 1.01 regarding the Amended and Restated Shareholders’ Agreement is incorporated by reference in this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2025, in connection with the IPO the Company filed a second amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware. The Company’s board of directors (the “Board”) and stockholders previously approved the Certificate of Incorporation to be effective immediately prior to the closing of the IPO.

On January 27, 2025, in connection with the IPO, the Board approved and adopted an amended and restated bylaws (the “Bylaws”) for the Company to be effective immediately after the closing of the IPO.

The foregoing descriptions of the Certificate of Incorporation and Bylaws are qualified in their entirety by reference to the full text of the Certificate of Incorporation and Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference. The descriptions and forms of the Certificate of Incorporation and Bylaws are substantially the same as the descriptions set forth in, and forms filed as exhibits to, the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated By-Laws of the Registrant.

10.1	Amended and Restated Shareholders’ Agreement, dated as of January 27, 2025, by and among the Company and certain stockholders identified therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Venture Global, Inc.
Dated: January 27, 2025

	By:	/s/ Jonathan Thayer
Jonathan Thayer
Chief Financial Officer